EXHIBIT 99.3

                               Corporate Overview

                                STORAGE USA (R)



                                  NOVEMBER 1999

Table of Contents

I.  Storage USA Overview

II. Summary of GE Capital Transaction

Statements in this presentation concerning Storage USA's beliefs, expectations, and intentions, future events, future performance and business prospects, including the growth of funds from operations and the expansion of the Company's market share, are forward-looking and are subject to certain risks and uncertainties. These include, but are not limited to, the ability of the Acquisition and Development Ventures to find and develop suitable facilities within the two year investment term, meeting the performance thresholds necessary to earn fees, the financial performance of such facilities following acquisition and development and the market for acquisition and construction financing. These risks and other risk factors are described in Storage, USA's Form 10-K, particularly under the caption "Forward Looking Statements and Risk Factors" and in the quarterly reports on Form 10-Q and Storage USA's other filings with the Securities and Exchange Commission.

STORAGE USA OVERVIEW

Premier Self-Storage Operator

o    501 facilities containing 33.6 million square feet owned/managed/franchised

o    Market presence spans 31 states and District of Columbia

o    Average portfolio occupancy of 86.7%

o    Industry leader in internal growth

o Fully-integrated owner/operator: acquiror, developer, franchisor, property manager

o    NYSE - listed (SUS) - $1.7 billion total market capitalization


[Map of United States with the states having Storage USA facilities highlighted in blue]

STORAGE USA OVERVIEW

Industry Highlights(1)
----------------------

o    Size: 1.1 billion square feet / 29,955 facilities

o    Occupancy: 86.9% (1999-nationwide)

o    Typical customer base:
     o    Residential: 2/3
     o    Commercial: 1/3

o        Average length of stay:
     o    Residential: 10 months
     o    Commercial: 21 months


Highly Fragmented Business(2)
-----------------------------
(as a % of total square feet)

[Pie chart]

Top 50 Operators - 26.1%

Small Entrepreneurs - 73.9%

(1) Source: Self-Storage Almanac - 2000.

(2) Top five operators control 16.6% of total market (as a % of total square
    (feet), per Self-Storage Alamanac - 2000

STORAGE USA OVERVIEW

Capital Structure(1)
--------------------

[Pie chart showing Consolidated Debt $800 MM and 46.1% and Equity $937 MM showing 53.9%]

Investment Highlights(2)
------------------------

o    NYSE Listing:               SUS
o    Stock Price:                $27.125
o    52 Week High/Low:           $35.375/
                                 $26.00
o    Dividend Yield:             9.9%
o    2000E FFO Multiple(3):      7.5x
o    Corporate Senior
     Credit Ratings:             BBB/  Baa3

(1) Capital structure as of September 30, 1998.
(2) Investment highlights as of November 26, 1999.
(3) Based on First Call consensus estimates.

STORAGE USA OVERVIEW

The Preferred Self-Storage Operator


Building a Brand
----------------

[Round graph showing Total Storage Satisfaction(TM). The graph breaks into the following segments: Convenience, Security, Protection, and Customer Service]

Industry Leader in Internal Growth(1)
-------------------------------------
(year-over-year growth, three months ended September 30, 1999)

                [Bar Graph]

                           Same-store                 Same-store
                           NOI Growth               Revenue Growth
                        (year-over-year)           (year-over-year)
                        ----------------           ----------------
Storage USA                    9.1%                       5.5%

Public Storage                 5.4%                       4.3%

Shurgand                       4.6%                       4.3%

Sovran                         4.6%                       4.2%

(1) From PaineWebber real estate research, dated November 19, 1999, and company September 30, 1999, Form 10Q reports.

SUMMARY OF GE CAPITAL TRANSACTION

Summary of Key Terms

                                          Development Venture                  Acquisition Venture
                                          -------------------                  -------------------
TARGETED VENTURE CAPITALIZATION           $160                                 $240
LEVERAGE AMOUNT/RATIO                     $80 / 50%                            $120/ 50%
EQUITY   AMOUNT/RATIO                     $80 / 50% (all equity  pari passu)   $120/ 50% (all equity pari passu)
    GECC Equity Amount/Ratio              $60 / 75%                            $100 / 83.3%
    Storage USA Equity Amount/Ratio       $20 / 25%                            $20 / 16.7%

PROPERTY   MANAGEMENT/OPERATIONS          Storage USA will manage the ventures' self-storage  facilities pursuant to a five-year management contract

MANAGEMENT FEE                            Storage USA receives property management fees equivalent to 6% of gross revenues
OTHER STORAGE USA FEES
    GC Fee (% improvements)               5%                                   N/A
    Development fee (% land and
      improvements)                       3%                                   N/A
    Acquisition fee                       N/A                                  1%
    Disposition fee                       1%                                   1%

INCREMENTAL CASH FLOW PARTICIPATION       Storage USA may earn 50% of          Storage USA may earn 40% of incremental
                                          incremental cash flow upon           cash flow upon achievement of certain
                                          achievement of certain               return thresholds to JV partner
                                          return thresholds to JV partner

GOVERNANCE/ MAJOR DECISIONS               Executive  Committee  with an  equal  number  of  representatives  from
                                          Storage USA and GECC must unanimously approve all major decisions

CAPITAL COMMITMENT PERIOD                 Two years (expected)

EXIT                                      Asset-specific  marketing  right to both  members  after  certain  time period (Right of First Refusal to non-initiating member)

OVERVIEW OF GE CAPITAL TRANSACTION

Strategic Implications to Storage USA

EXPANSION OF NATIONAL                     o    Continue  research-driven  development  program in  targeted
PLATFORM/ BRAND                                markets
                                          o    Capitalize  on  attractive  acquisition   environment  on  a
                                                national basis


INCREASED FINANCIAL FLEXIBILITY           o    $400 million of acquisition and development capacity without need to  issue  additional  common  stock  (i.e.  identified capital commitments)
                                          o    Limited capital commitment from Storage USA ($40 million)


ENHANCE FFO GROWTH RATE                   o    Leverage   Storage  USA   operating   capabilities   through
                                               fee-based services
                                          o    Mitigate FFO dilution  associated with development  lease-up periods


MAINTAIN CONSERVATIVE CAPITALIZATION      o    Leverage  ratio of joint  ventures  in-line  with  corporate
POLICY                                         leverage ratios
                                          o    No subordination of Storage USA Equity


REALIZATION OF VALUE CREATION             o    Incentive  return  structure  allows  Storage USA to capture
                                               incremental   economics   upon   achieving   certain  return
                                               thresholds